ESCROW AGREEMENT

ESCROW AGREEMENT, made as of the 23rd day of October, 2008, by and between Mandalay Media, Inc., a Delaware corporation (the “Company”), the investors listed on the Schedule of Investors attached hereto as Exhibit A (each individually, an “Investor” and collectively, “Investors”) and American Stock Transfer and Trust Company, LLC, as Escrow Agent (the “Escrow Agent”).

WITNESSETH:

WHEREAS, the Company is offering in a private placement (the “Offering”) a minimum of up to an aggregate of 1,685,393 shares (the “Minimum Shares”) of its common stock, $0.0001 par value per share (“Common Stock”) and a maximum of up to an aggregate of 3,370,786 shares of Common Stock (the “Maximum Shares” and collectively with the Minimum Shares, the “Shares”), at a purchase price of $2.67 per share (the “Purchase Price”) and warrants to purchase a maximum of up to an aggregate of 1,685,393 shares of Common Stock (the “Warrants”) (the Shares and the Warrants collectively, the “Securities”), pursuant to a Securities Purchase Agreement entered into by and among the Company and certain investors, as may be amended, modified or otherwise supplemented from time to time (the “Purchase Agreement”);

WHEREAS, the Company desires that all funds received in payment for the Securities from each Investor, as applicable (the “Aggregate Subscription Payments”) will be placed into a segregated account with the Escrow Agent (the “Escrow Account”) until such time as the release or return of such Aggregate Subscription Payments are required pursuant to Section 4 hereof;

WHEREAS, the Escrow Agent has consented to act as escrow agent in connection with the Offering, subject to the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

1. The Company hereby appoints the Escrow Agent to serve as escrow agent in connection with the Offering in accordance with the terms and conditions herein set forth, and the Escrow Agent hereby accepts such appointment.

2. Funds received from time to time from Investors in payment for the Securities for which they have subscribed pursuant to the Purchase Agreement (each such payment, a “Subscription Payment”) shall be deposited with the Escrow Agent as follows:

(a) The Company shall direct Investors to wire transfer each respective Subscription Payment, in immediately available funds, to:

JP Morgan Chase Bank
55 Water Street
New York, NY
ABA# 021 000 021
Account # 323-062539
Attention: Henry Reinhold

The Escrow Agent shall advise the Company in writing as to the name of each Investor from whom a Subscription Payment by wire transfer has been received, and shall notify the Company orally (confirming such notice in writing) when the Aggregate Subscription Payments so received equals or exceeds $4,400,000.

3. The Escrow Account shall not be an interest-bearing account.

4. The Aggregate Subscription Payments to be held in the Escrow Account shall be subject to, and distributed to the Company in accordance with, the following provisions:

Following the receipt by the Escrow Agent of an amount of cash equal to or exceeding $4,400,000, the Escrow Agent shall deliver the Aggregate Subscription Payments to the Company by wire transfer to the Company’s designated account, as detailed below, upon the earliest of (a) delivery of written instructions from any of the Investors to the Escrow Agent directing the Escrow Agent to deliver the Aggregate Subscription Payments to the Company, (b) delivery of written notice from the Company to the Escrow Agent, advising that the Company had received lock-up agreements from its current stockholders in a number that is satisfactory to the Investors and directing the Escrow Agent to deliver the Aggregate Subscription Payments to the Company, and (c) 14 days after the Initial Closing Date, as defined below; provided, however, if an amount of cash equal to or exceeding $4,400,000 has not been received by the Escrow Agent and deposited into the Escrow Account within 24 hours following the execution of this Agreement or if the Escrow Agent has refunded Subscription Payments to any of the Investors, then the Escrow Agent will promptly return to each of the Investors its respective Subscription Payment. “Initial Closing Date” shall mean the date of the initial closing of the transaction contemplated by the Purchase Agreement.

Company’s account:

Bank:	1st Century Bank
1875 Century Park East, Suite 1400
Los Angeles, CA 90067

ABA Number:	122-243-761

Account Number:	2100012273

Account Name:	Mandalay Media, Inc.

5. The Company shall promptly notify the Escrow Agent of any termination of the Offering.

6. To induce the Escrow Agent to act hereunder, the Company agrees that:

(a) Distribution of the Escrow Account pursuant to Section 4 of this Agreement by the Escrow Agent shall operate to divest all right, title, interest, claim, and demand, either at law or in equity, of any party to this Agreement (other than the distributee) in and to the Escrow Account and shall be a perpetual bar both at law and in equity as against the Escrow Agent and against any person claiming or attempting to claim such distributed Escrow Account from, through, or under the Escrow Agent.

(b) The Escrow Agent shall not be under any duty to give the monies held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Escrow Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

(c) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement except this Escrow Agreement.

(d) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the Company shall indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, deficiencies, liabilities, claims, suits, actions, damages, settlements and expenses, including reasonable attorneys fees and disbursements, arising out of and in connection with this Escrow Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it, if any, hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from gross negligence or willful misconduct) in any such investment or reinvestment of any Subscription Payment, or any loss of interest incident to any such delays.

(e) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

(f) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

(g) The Escrow Agent does not have any interest in the amounts deposited hereunder but is serving as escrow holder only and having only possession thereof. The Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the escrowed property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the escrow agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income, if any, earned on investment of funds deposited in the Escrow Account and is not responsible for any other reporting. This Section 6(g) and Section 6(d) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

(h) The Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. The Escrow Agent shall not be bound by any notice of a claim, or demand with respect thereto, or any waiver, modification, amendment, termination, cancellation, or revision of this Agreement, unless in writing and signed by the other parties hereto and received by the Escrow Agent, and, if the Escrow Agent’s duties as escrow agent hereunder are affected, unless the Escrow Agent shall have given its prior written consent thereto. The Escrow Agent shall not be bound by any assignment by the Company of its rights hereunder unless the Escrow Agent shall have received written notice thereof from the assignor. The Escrow Agent is authorized to comply with and obey laws, orders, judgments, decrees, and regulations of any governmental authority, court, tribunal, or arbitrator. If the Escrow Agent complies with any such law, order, judgment, decree, or regulation, the Escrow Agent shall not be liable to any of the parties hereto or to any other person even if such law, order, judgment, decree, or regulation is subsequently reversed, modified, annulled, set aside, vacated, found to have been entered without jurisdiction, or found to be in violation of or beyond the scope of a constitution or a law.

(i) If the Escrow Agent (i) shall be uncertain as to the Escrow Agent’s duties or rights hereunder, (ii) shall receive any notice, advice, direction, or other document from any other party with respect to the Escrow Account which, in the Escrow Agent’s opinion, is in conflict with any of the provisions of this Agreement, or with any notice, advice, direction or other document it has received from another party, or (iii) should be advised that a dispute has arisen with respect to the payment, ownership, or right of possession of the Escrow Account or any part thereof (or as to the delivery, non-delivery, or content of any notice, advice, direction, or other document), the Escrow Agent shall be entitled, without liability to anyone, to refrain from taking any action other than to use the Escrow Agent’s best efforts to keep safely the Escrow Account until the Escrow Agent shall be directed otherwise in (x) a writing executed by each of the Company and the Investors or (y) by an order, decree, or judgment of a court of competent jurisdiction which has been finally affirmed on appeal or which by lapse of time or otherwise is no longer subject to appeal, but the Escrow Agent shall be under no duty to institute or to defend any proceeding, although the Escrow Agent may, in the Escrow Agent’s discretion and at the expense of the Company as provided in Section 6(o), institute or defend such proceedings.

(j) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

(k) The Company authorizes the Escrow Agent, if threatened with litigation or sued, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrow Account with the clerk of that court.

(l) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

(m) The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Aggregate Subscription Payments received by the Escrow Agent and all interest and other income earned thereon to any successor Escrow Agent designated by the Escrow Agent, in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of the Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction), or (ii) the day which is ten (10) days after the date of delivery of its written notice of resignation to the Company. If at that time the Escrow Agent has not designated a successor Escrow Agent, the Escrow Agent’s sole responsibility after that time shall be to safekeep the Subscription Payments received by the Escrow Agent and all interest and other income earned thereon until receipt of a designation of successor Escrow Agent or a final order of a court of competent jurisdiction.

(n) The Escrow Agent shall have no responsibility for the contents of any writing of the arbitrators or any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

(o) The Company shall pay Escrow Agent $2,500 for Escrow Agent’s services hereunder.

(p) The Company hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Escrow Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding shall be heard and determined in such a New York State or federal court, without regard to its rules respecting conflicts of law. The Company hereby consents to and grants to any such court jurisdiction over the Company and over the subject matter of any such dispute and agrees that delivery or mailing of any process or other papers in the manner provided herein, or in such manner as may be permitted by law, shall be valid and sufficient service thereof.

(q) No printed or other matter in any language (including, without limitation, prospectuses, notices, reports and promotional material) which mentions the Escrow Agent’s name or the rights, powers, or duties of the Escrow Agent shall be issued by the Company or on the Company’s behalf unless the Escrow Agent shall first have given its specific written consent thereto.

(r) The Company authorizes the Escrow Agent, for any securities held hereunder, if any, to use the services of any United States central securities depository it deems appropriate, including, but not limited to, the Depositary Trust Company and the Federal Reserve Book Entry System.

(s) The Escrow Agent’s responsibilities and liabilities hereunder, except as a result of the Escrow Agent’s own bad faith or gross negligence, will terminate upon the delivery by the Escrow Agent of the Escrow Account under any provision of this Agreement.

7. This Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, and shall not be enforceable by or inure to the benefit of any third party except as provided in Section 6(m) with respect to a resignation by the Escrow Agent. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other party.

8. This Agreement may only be modified by a writing signed by the parties hereto, and no waiver hereunder shall be effective unless in writing and signed by the party to be charged.

9. This Escrow Agreement shall be construed in accordance with the laws of the State of New York, without regard to its rules respecting conflicts of laws. It may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute but one instrument.

10. Any notice, consent or request to be given in connection with any of the terms or provisions of this Escrow Agreement shall be in writing and shall be sent by certified mail, return receipt requested, or delivered against written receipt:

(a)	if to the Escrow Agent, to:

American Stock Transfer and Trust Company, LLC
59 Maiden Lane
New York, NY 10038
Attention: Henry Reinhold
Telephone:   718-921-8225
Facsimile:     718-234-5001

(b)	if to the Company, to:

Mandalay Media, Inc.
c/o Trinad Capital, L.P.
2121 Avenue of the Stars, Suite 2550
Los Angeles, California 90067
Telephone:   310-601-2500
Facsimile:     310-277-2741

(c)	if to the Investors, to:

ValueAct SmallCap Master Fund, L.P.
435 Pacific Avenue, 4th Fl.
San Francisco, CA 94133
Attention: Jimmy Price

Trinad Capital Master Fund, Ltd.
2121 Avenue of the Stars, Suite 2550
Los Angeles, California 90067
Attention: Jay Wolf

Guber Family Trust
c/o Peter Guber
4751 Wilshire Boulevard
3rd Floor
Los Angeles, CA 90010

Any notice, consent or request given by certified mail shall be deemed given at the time of certification thereof.

11. This Agreement shall terminate upon the date on which the Aggregate Subscription Payments have been fully disbursed from the Escrow Account in accordance with Section 4 of this Escrow Agreement.

[Signature page to follow]

IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement as of the date first above written.

AMERICAN STOCK TRANSFER AND TRUST COMPANY, LLC

By:	/s/ Herbert J. Lemmer
	Name:	Herbert J. Lemmer
	Title:	Vice President

MANDALAY MEDIA, INC.

By:	/s/ James Lefkowitz
	Name:	James Lefkowitz
	Title:	President

INVESTORS:.

ValueAct SmallCap Master Fund, L.P.
By VA Smallcap Partners, LLC, its General Partner

By:	/s/ David Lockwood
Name:	David Lockwood
Title:	Managing Member

Trinad Capital Master Fund, Ltd.

By:	/s/ Robert Ellin
Name:	Robert Ellin
Title:	Director

Guber Family Trust

By:	/s/ Peter Guber
Name:	Peter Guber
Title:	Trustee

[Signature Page to Escrow Agreement]